Exhibit 99.1

Strength in Numbers Delivering Profitable Growth & Long-term Shareholder Value February 2006

Right Company. Right Now.

Introduction Richard Dugas President and CEO

Today's Agenda Speaker Time Discussion Topics Richard Dugas 8:30 Introduction and Industry Overview Roger Cregg Steve Petruska 9:00 Geographic Diversification Customer Diversification Dave Schreiner Karen Brunhofer - Illinois Jon Hardy - Carolinas 10:00 Dominating Active Adult Local Market Success Break 10:45 Steve Petruska 11:00 Operational Excellence Roger Cregg 11:30 Financial Review and Outlook Richard Dugas 12:15 Closing Remarks Lunch 12:30

Forward Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions; (2) interest rate changes and the availability of mortgage financing; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives and/or local building moratoria; (10) governmental regulation, including the interpretation of tax, labor and environmental laws; (11) changes in consumer confidence and preferences; (12) required accounting changes; (13) terrorist acts and other acts of war; and (14) other factors over which the Company has little or no control. All forward- looking statements made are made as of the date hereof, and the risk that actual results will differ materially from expectations will increase with the passage of time. Pulte undertakes no duty to update any forward-looking statement whether as a result of new information, future events or changes in Pulte's expectations.

Industry Landscape Macro trends point to sustained demand Year-to-year fluctuations will occur Industry dynamics favor big builders Pulte working to separate itself from the pack Different strategies being pursued by the nation's largest builders point to greater variation in financial performance over the next 3-5 years Can't just buy the basket of homebuilder stocks Strategy and execution-must have both

Macro Conditions Still Supportive to Big Builder Success Factor Grade Commentary Population growth A Adding approximately 2-2.5 million people annually Immigration B+ Annual immigration rate expected to exceed .8 million Household formation B+ Forecast to increase to 1.3 million annually Demographics A Boomers entering peak earnings and homeownership years Interest rates B Up 4-fold over the past 2 years, still 200 basis points below peak Homeownership rate C+ Historical peak, but may be room to increase among minorities Employment B+ Economic growth is strong and job formation positive Overall Grade B Down from the "A" of 2004, but still good

Differentiating Pulte Homes

Competitive Advantages Maintained By Biggest Builders Basic "big builder" advantages Control of critical land resources Lower construction costs Ability to source labor Volume purchasing and related supply chain initiatives to lower direct material costs Labor and material - lower cost and more reliable supply Access to capital; access to lower cost capital

'91 '92 '93 94' '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Mkt Share 0.033876228 0.040401639 0.048196697 0.054308955 0.059532234 0.06327609 0.064774876 0.079534989 0.102080682 0.126980616 0.128686469 0.137905447 0.143030303 0.148507897 0.163 New Home Sales 509000 614000 674000 670000 667000 757000 804000 886000 880000 877000 909000 973000 1089000 1183000 1269000 Consolidation Continues Competitive advantages enabling the nation's largest builders to consolidate the U.S. housing market. During periods of slower aggregate housing sales, strong builders expand share at a faster rate. Market Share of Top 5 Builders Source: company estimates based on public data

Differentiating Pulte Homes Pulte Homes - Beyond the Big Builder basics Diversification Geographic Customer Operational Excellence Bigger has to mean better - capturing economies of scale Unmatched product quality and satisfaction Financial Discipline Maintaining conservative practices People Development

Geographic diversity provides opportunities for greater growth and more consistent business results. Broad Geographic Footprint... Pulte Homes Del Webb DiVosta

....But Still Have Room to Grow More states and more markets Del Webb in every market (expanding active adult) Pulte Homes Del Webb DiVosta

The Benefits of Diversification '01 '02 '03 '04 '05 1st Time 27.4 6648 8827 10424 11407 1st Move Up 38.6 5781 6866 8103 9081 2nd Move Up 46.9 5781 6212 7336 7438 Active Adult 10694 10788 12742 17704 Customer diversification: Greater opportunity for growth; don't need to force growth within any one segment Least risk as segments respond differently to changes in market conditions

Stratification Among the Builders Starting to Happen Diversified = Advantage Tough to grow earnings without growing signups first. Source: estimates based on public data YOY Change in Most Recent Quarterly Sign Up YOY Change in Most Recent Quarterly Sign Up YOY Change in Most Recent Quarterly Sign Up $ Units Lennar 46% 27% KB Home 29% 12% Pulte Homes 24% 10% D.R. Horton 19% 16% Centex 17% 4% Beazer 11% 9% MDC 9% -10% Ryland 9% -5% Standard Pacific -15% -11% Toll -21% -29%

Advancing Operational Excellence Operational excellence on the house side Pricing strategies - focus on maximizing total pretax dollars, not margin percentage per house Construction efficiency; reduce labor and material costs Operational excellence on the overheads Lowered SG&A by 110 basis points in 2005, but we can do more Our best divisions operate with much lower SG&A expense, now we need to drive greater overhead leverage throughout all divisions

Floor plan reduction Specification consolidation Planned production (level loading) Unbundling labor and materials When it makes sense Where it's appropriate Buy manufacturer direct Establish distribution network Streamline delivery to job-site Phase I - Enabling Phase II - Production Capability Phase III - Drive to Lowest "Total Cost" Continuing the process of simplifying Pulte's building processes to help drive better financial results and ensure production capacity. Journey to Simplification

2005 J.D. Power & Associates Customer Satisfaction Study 2005 J.D. Power & Associates Customer Satisfaction Study 2005 J.D. Power & Associates Customer Satisfaction Study 2005 J.D. Power & Associates Customer Satisfaction Study Rankings in 27 Markets Surveyed Rankings in 27 Markets Surveyed Rankings in 27 Markets Surveyed Rankings in 27 Markets Surveyed #1 #2 #3 Pulte 16 8 3 Centex 10 5 5 Lennar 0 3 2 KB Homes 0 2 2 Beazer 0 1 1 Hovnanian 0 0 0 NVR 0 0 0 DR Horton 0 0 0 MDC 0 0 0 Ryland 0 0 0 Operational Excellence demands our continued commitment to delivering unmatched quality and customer satisfaction as it supports land entitlement, sales pace and construction efficiency. Does Quality Pay? Ask Fed Ex, Starbucks and Toyota

'96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Net-Debt-to-Cap 0.271 0.311 0.306 0.283 0.438 0.32 0.336 0.36 0.286 Debt-to-Cap 0.3205 0.4182 0.3822 0.328 0.3519 0.44 0.409 0.38 0.387 0.362 Debt-to-Cap Target Webb Merger Since There Are Still Cycles Conservative financial structure remains a cornerstone for Pulte: 40% debt-to-cap Investment grade All fixed debt with average maturity of 13 years Limited off balance sheet financing

Becoming The Employer of Choice Success in homebuilding remains: People, People, People Pulte growth and operating structure requires that we have good people Continue extending network to support industry-leading college recruiting program Currently recruiting from 40 different schools across the country Hiring, development/mentoring and on-going training programs ingrained throughout the organization Goal is to be among the top 100 best companies to work for in U.S. We must be doing something right, just look at the number of Pulte-trained people in leadership positions at other companies

Summary Macro trends remain positive for long-term housing demand Competitive advantages point to continued success of big builders Pulte strategies focused on capturing incremental gains: Expand market share Increase construction efficiency Drive more consistent results and pretax dollars In a slowdown, we act to moderate impacts and deliver long- term shareholder value

Geographic Diversity Roger Cregg Executive Vice President and CFO

Effectively Managing Land Investments

Changing Land Environment Entitlements taking longer each year and results less certain Municipalities searching for "smart growth" solutions Infrastructures (roads, water/sewer, schools) are strained Preference for in-fill/brown field projects Love/hate relationship with high density Per acre cost rising faster than per lot cost Smart land strategy is critical to short- and long-term success 1990 1995 2000 2005 2010 Avg. Months to Entitle 9 14 18 24 36

Entitlement 2005 The Future Will Be Tougher More competitive 18-24 months Limited availability 36 months or more More competitive 24-36 months Nothing is easy Easier 6-12 months Easier 12-18 months More competitive 18-24 months Limited availability 36 months or more More competitive 24-36 months Estimated Time to Entitle Land Why the Need for a Long-term Land Strategy? Source: Company estimates

Lots Under Control '99 '00 '01 '02 '03 '04 '05 Owned 39474 40833 81268 82835 120420 158005 173783 Approved 26904 34081 34778 43777 66000 125773 133355 Pending 15220 18199 25089 48747 70500 59640 55477 What's Pulte's Approach to Land? Target owning 3 years of lots Control longer positions via options More than 50% of lots held via options Support better returns Mitigate entitlement risk as Pulte works land through multi- year approval process Control land resources without stressing the balance sheet "Pending" lots can account for 15-20% of pipeline

12,500 50,000 1995 Opportunity ? 45,600 20,000 Closings 360,000 100,000 Lots Under Control 2005 2000 Year 2006-2010 Land Control is Critical to Support Future Growth Controlling an increasing share of future lots available in each market Capacity to control, entitle and develop lots is a sustainable and significant competitive advantage Must get ahead of the process - plan in advance

Corporate Approval Mandatory on Every Land Transaction Land teams source new lots in their respective markets Each land deal is reviewed and approved by corporate Asset Management Committee (AMC) which includes COO, CFO, VP of Finance/Homebuilding Operations Standard feasibility package is submitted on every transaction Project must achieve 21% or higher IRR over its life to be considered Typical planning assumption is for no price appreciation Stress test project proposals, particularly around sale pace and price assumptions What happens if... "20% Rule" - low threshold for bringing land on the balance sheet

Key Operating Metric is ROIC When assessing projects, focus is on return on capital Timing of capital investment is critical Techniques for managing land Compensation plans penalize overpaying or over investing in land assets Margins are important as part of achieving return targets Lower margin, higher pace (turn) projects are acceptable Expand product offering to include townhouses and condos to reach new price points and TCGs Own versus optioning land Use options where available Economics favor financing land internally Minimal off-balance sheet financing Willingness to participate in strategic joint-ventures to gain access to land positions in select markets

Diversified Land Assets

Pulte Homes Del Webb DiVosta A National Presence As of 12/31/2005 As of 12/31/2005 States 27 Markets (CMSAs) 54 Communities 662 Lots Under Control 362,615

Broadest Operating Footprint Currently operating across 54 markets in 27 states Strategy underlying geographic diversity Supports growth and market share gains Not tied to the results (good or bad) of any single market More consistent performance No need to "force investment" into any given market Try to maintain balanced portfolio; no need to chase hot markets Building to all customer segments allows Pulte to invest in larger and more varied land positions within each market

Diversification Based on Number of Lots Controlled Less than 3% of lots controlled 3-5% of lots controlled 6-10% of lots controlled Over 10% of lots controlled Diversification Based on Dollars Invested Less than 3% land investment 3-5% of land investment 6-10% of land investment Over 10% of land investment Diversified Land Pipeline Lots Controlled as of 12/31/2005

Near-term Land Investment Approximately half of 2006 incremental land investment related to land development Significant investment over the next 12-18 months, in development of multi-year communities including: Anthem Colorado (CO) Festival Ranch (AZ) Merrill Ranch (AZ) Carolina Lakes (SC) Frisco Lakes and Alamo Ranch (TX) Wiregrass and Ave Maria (FL)

Ongoing Land Investment Strategy East Focus on getting existing communities open, with select new investment Southeast Carolinas and Georgia offer most value for new dollars Increased investment, particularly in Del Webb communities Florida Increased investment during 2002 to 2004 Focus on getting the positions open, with select new investment Midwest "Maintenance" investment with select opportunities to grow, primarily via Del Webb No plans to exit any markets

Ongoing Land Investment Strategy Central Repositioning CO and TX into more differentiated communities to drive better margins and returns Strong expansion potential in New Mexico Southwest Nevada - in-fill positions and expansion beyond Las Vegas valley in search of better value and lower price points Arizona - existing land position is strong; focus on getting communities open California Limited new investment in So. California - focus on Inland Empire and away from high cost coastal areas Northern California emphasis on getting numerous communities open in late 2006 and 2007

Balanced Business Model '02 '03 '04 '05 '06 Est Northeast 0.08 0.08 0.08 0.09 0.09 Southeast 0.29 0.25 0.24 0.28 0.29 Midwest 0.15 0.16 0.15 0.13 0.13 Central 0.16 0.16 0.16 0.15 0.15 West 0.32 0.35 0.37 0.35 0.34 Changes in geographic mix Increased deliveries from Southeast Growth of Florida operations Active Adult business in Carolinas and Georgia West deliveries ramp up again in 2007 New Del Webb communities in AZ Important new N.Cal communities to open late 2006 thru 2008 Overall segment and geographic balance is excellent Lower risk operating model

Land Diversification Summary Geographic Diversity Land is our most critical resource "Buildable" lots are scarce and becoming more difficult to obtain Diversify investments into different markets and TCGs Fund projects with expected pretax returns above 21% Disciplined process for identifying and acquiring land Focus on maintaining balance sheet leverage at 40% or lower, not on specific number of lots under control Less expensive to carry more assets on the balance sheet than to pay higher rates to 3rd parties Broad geographic diversity is a lower risk operating model

Customer Segment Diversity Steve Petruska Executive Vice President and COO

Market Segmentation: Research Based Approach to Diversifying the Customer Base

Why Serve Multiple Segments? Growth - with geographic expansion largely completed in the mid- '90s, needed strategy for growth within existing markets Expand universe of potential buyers in every market; do not need to force investment/growth within a single segment Land use - with land entitlements growing more difficult, need to maximize land use opportunities Varied product designs needed to serve different buyers provide greater flexibility in terms of land usage Serving multiple customers allows Pulte to efficiently use larger parcels of land; supports accelerated absorption pace Stability- individual customer segments respond differently to changing economic conditions

Buyer Profiles After extensive research, a set of life stages were identified to help define the wants and needs of people at different points in their life. These include: Singles (Not Married); Single Parents; Senior Singles Starter Couples -- No Kids Born DINKS -- Dual Income/No Kids Couples Kids Born Starter Families (Couples with at least one child less than 12) Mature Families (Couples whose youngest child is older than 12) Empty Nesters; Senior Couples

Research has Provided Pulte with Unmatched Customer Insight and Diversification TCG1 TCG 2 TCG3 TCG4 TCG5 TCG6 TCG7 TCG8 TCG9 TCG10 TCG11 East 0.02 0.06 0.24 0.12 0.13 0.06 0.06 0.11 0.11 0.11 0.06 1st Time 1st Move Up 2nd Move Up Active Adult percentage 0.23 0.19 0.21 0.37 Traditional Builder View of Homebuyers Pulte's More Defined View of Homebuyers

Market Share Expansion Through Segmentation

Pulte Homes Del Webb DiVosta Geographic Diversity Provides Opportunities for Greater Growth and More Consistent Business Results 2005 Closings By Buyer Profile 2005 Closings By Buyer Profile 1st Time Buyer 25% 1st Move Up Buyer 20% 2nd Move Up Buyer 16% Active Adult 39%

Unmatched Ability to Expand Within Markets Market Share by TCG for 2005

Boston New Hampshire Northern Virginia Connecticut Long Island New York Central New Jersey Baltimore Philadelphia Washington DC Northeast Detail 2005 Northeast Closings By Customer Segment 2005 Northeast Closings By Customer Segment 2005 Northeast Closings By Customer Segment 1st Time Buyer 16% Active adult and empty nesters drive unit volumes Entitlement delays hinder growth potential, but sustain pricing New organizational structure allows greater focus on key markets 1st Move Up Buyer 12% Active adult and empty nesters drive unit volumes Entitlement delays hinder growth potential, but sustain pricing New organizational structure allows greater focus on key markets 2nd Move Up Buyer 13% Active adult and empty nesters drive unit volumes Entitlement delays hinder growth potential, but sustain pricing New organizational structure allows greater focus on key markets Active Adult 59% Active adult and empty nesters drive unit volumes Entitlement delays hinder growth potential, but sustain pricing New organizational structure allows greater focus on key markets

Ocala Southeast Detail 2005 Southeast Closings By Customer Segment 2005 Southeast Closings By Customer Segment 2005 Southeast Closings By Customer Segment 1st Time Buyer 29% Opportunity to invest incremental capital (GA, SC, NC) as operations have matured Markets offer great value, especially for active adult Using all 3 brands 1st Move Up Buyer 14% Opportunity to invest incremental capital (GA, SC, NC) as operations have matured Markets offer great value, especially for active adult Using all 3 brands 2nd Move Up Buyer 11% Opportunity to invest incremental capital (GA, SC, NC) as operations have matured Markets offer great value, especially for active adult Using all 3 brands Active Adult 46% Opportunity to invest incremental capital (GA, SC, NC) as operations have matured Markets offer great value, especially for active adult Using all 3 brands

Midwest Detail 2005 Midwest Closings By Customer Segment 2005 Midwest Closings By Customer Segment 2005 Midwest Closings By Customer Segment 1st Time Buyer 29% Continuing to grab share in difficult market conditions New Webb communities key to growth and represent majority of new investment IL and MN receiving bulk of incremental capital 1st Move Up Buyer 17% Continuing to grab share in difficult market conditions New Webb communities key to growth and represent majority of new investment IL and MN receiving bulk of incremental capital 2nd Move Up Buyer 17% Continuing to grab share in difficult market conditions New Webb communities key to growth and represent majority of new investment IL and MN receiving bulk of incremental capital Active Adult 37% Continuing to grab share in difficult market conditions New Webb communities key to growth and represent majority of new investment IL and MN receiving bulk of incremental capital

Denver Albuquerque San Antonio Austin Dallas/ Fort Worth Houston Central Detail 2005 Central Closings By Customer Segment 2005 Central Closings By Customer Segment 2005 Central Closings By Customer Segment 1st Time Buyer 41% Continue to reposition business in TX and CO Focus on larger land positions supporting multiple TCGs NM offers tremendous growth potential 2006 Webb openings in Dallas and San Antonio 1st Move Up Buyer 36% Continue to reposition business in TX and CO Focus on larger land positions supporting multiple TCGs NM offers tremendous growth potential 2006 Webb openings in Dallas and San Antonio 2nd Move Up Buyer 4% Continue to reposition business in TX and CO Focus on larger land positions supporting multiple TCGs NM offers tremendous growth potential 2006 Webb openings in Dallas and San Antonio Active Adult 19% Continue to reposition business in TX and CO Focus on larger land positions supporting multiple TCGs NM offers tremendous growth potential 2006 Webb openings in Dallas and San Antonio

West Detail Reno Las Vegas Tucson Phoenix San Diego Southern California San Francisco Sacramento 2005 West Closings By Customer Segment 2005 West Closings By Customer Segment 2005 West Closings By Customer Segment 1st Time Buyer 22% Must be disciplined in investment approach CA - focused away from high-cost coastal markets Vegas growing into peripheral markets to solve for better affordability Replacement Webb communities coming on in No. Cal and AZ 1st Move Up Buyer 24% Must be disciplined in investment approach CA - focused away from high-cost coastal markets Vegas growing into peripheral markets to solve for better affordability Replacement Webb communities coming on in No. Cal and AZ 2nd Move Up Buyer 9% Must be disciplined in investment approach CA - focused away from high-cost coastal markets Vegas growing into peripheral markets to solve for better affordability Replacement Webb communities coming on in No. Cal and AZ Active Adult 45% Must be disciplined in investment approach CA - focused away from high-cost coastal markets Vegas growing into peripheral markets to solve for better affordability Replacement Webb communities coming on in No. Cal and AZ

Segment Diversity Summary Reach the largest universe of potential customers in every market Segments respond differently to changing macro conditions Maximize land use opportunities Over the long-term, provides stability and is a lower risk operating model

Leadership in the Active Adult Segment VP Active Adult Business Development Dave Schreiner

Active Adult Business Development 78.2 million baby boomers 7,918 turn 60 every day Average Del Webb purchaser age: 62

National Trends 25% of population is 55+ in 49 states All 54 Pulte markets are viable

Domestic Magnets (000s) Phoenix 245 Tampa 103 Atlanta 233 Orlando 94 Las Vegas 225 Denver 94 Dallas 149 Charlotte 94 Austin 104 Raleigh 91 Source: William Frey New Households Attracted

Domestic Magnets (000s) Phoenix 245 Tampa 103 Atlanta 233 Orlando 94 Las Vegas 225 Denver 94 Dallas 149 Charlotte 94 Austin 104 Raleigh 91 Source: William Frey New Households Attracted

Growth is Accelerating 42 communities are selling today 12 added in last year

Competitive Strength Active Adult Closings (2004) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Pulte/Del Webb Lennar The Villages D.R. Horton K. Hovnanian Shea Centex Robson Levitt Source: "Boomers or Bust," Big Builder, April 2005 issue

Competitive Strength Source: J.D. Power & Associates Brand of Home Purchased 0% 5% 10% 15% 20% 25% 30% 35% Del Webb Shea Lennar US Home K. Hovnanian Levitt Robson Pulte

DW Communities

NORTHERN CALIFORNIA
Sun City Lincoln Hills
Springfield at Whitney Oaks
Summerset Orchards

COLORADO
Anthem Ranch

MICHIGAN
Bridgewater

ILLINOIS
Sun City at Huntley
Grand Haven
Shorewood Glen
Edgewater

PENNSYLVANIA
Reserve at Gwynedd

MASSACHUSETTS
Great Island

OHIO
Pioneer Ridge

CONNECTICUT
Village at Oxford Greens

NEW JERSEY
Somerset Run
Centennial Mill
Wanaque Reserve
Manchester



Sun City Palm Desert
Sun Lakes
Solera at Oak Valley
Solera at Apple Valley
Solera at Kern Canyon
Sun City Shadow Hills

MARYLAND
Chesapeake
Carroll Vista

VIRGINIA
Falls Run
Celebrate
Potomac Green

NEVADA
Sun City Anthem
Anthem Country Club
Sun City Aliante
Club Aliante
Solera at Anthem
Sierra Canyon
The Club at Madeira Canyon
Solera at Stallion Mountain

ARIZONA
Sun City Grand
Anthem Phoenix
Solera at Chandler
Corte Bella
Sonora
Las Brisas
Peralta Trails
Solera at Johnson Ranch

TEXAS
Sun City Texas

SOUTH CAROLINA
Sun City Hilton Head
Sun City Carolina Lakes

FLORIDA
Spruce Creek Preserve
Spruce Creek Country Club
Sweetwater
Bella Trae
Stone Creek

Acquisition (15) Added (37) **Open Today (46)**

DW Communities Soon



NORTHERN CALIFORNIA
Willow Shores
Woodbridge
Copper Ridge
Glenbrooke
The Club at WestPark
Delta Greens at Galt
Sun City Tehama
Westpark
Placer Vineyards
Antioch
Stockton Shores

S. CALIFORNIA
Solera at Oak Valley
Solera at Apple Valley
Solera at Kern Canyon
Sun City Shadow Hills
Rancho Diamante
Desert Dunes
East Lake
Murietta Hills
Friant Ranch

NEVADA
Sun City Anthem
Sun City Aliante
Club Aliante
Solera at Anthem
The Club at Madiera Canyon
Solera at Stallion Mountain
Club Provence
Mesquite Vistas
Stonebrooke

COLORADO
Anthem Ranch
Windler Homestead

ARIZONA
Anthem Country Club
Corte Bella
Sonora
Las Brisas
Peralta Trails
Solera at Johnson Ranch
Sun City Festival
Tesota Hills
Desert Ridge
Fireside at Norterra
Sun Valley South
Merrill Ranch Parkside
Grande Valley
Anthem Ranch Whetstone
Sun City Anthem at Merrill Ranch
Anthem Parkside

ILLINOIS
Sun City at Huntley
Shorewood Glen
Edgewater
Grand Dominion
Westhaven
Frankfort

TEXAS
Sun City Texas
Frisco Lakes
Hill Country Retreat
Magnolia Woods

New Mexico
Westland

OHIO
Pioneer Ridge
Streetsboro

MICHIGAN
Bridgewater
Grand Reserve
Lima

FLORIDA
Spruce Creek Ctry. Club
Sweetwater
Bella Trae
Stone Creek
Wiregrass
Ridgewood Lakes
Ave Maria
Nocatee
Harmony

INDIANA
Britton Falls

TENNESSEE
Providence

GEORGIA
Sun City Peachtree
Fayette County
Village at Deaton Creek

SOUTH CAROLINA
Sun City Hilton Head
Sun City Carolina Lakes

NORTH CAROLINA
Carolina Preserve at Amberly
Clark

MINNESOTA
Hugo

MASSACHUSETTS
Great Island

DELAWARE
Coastal Club

CONNECTICUT
Village at
Oxford Greens

NEW JERSEY
Somerset Run
Centennial Mill
Wanaque Reserve
River Pointe
Fallsburg

PENNSYLVANIA
Reserve at Gwynedd
Highland Village

NEW YORK
Fallsburg

MARYLAND
Chesapeake
Carroll Vista
Trappe
Smith Farm

VIRGINIA
Celebrate
Potomac Green

Open Today (42) Coming Soon (60) Open 2008 (100+)

Sun City Communities NORTHERN CALIFORNIA Sun City Lincoln Hills Sun City Tehama SOUTHERN CALIFORNIA Sun City Palm Desert (closed) Sun City Shadow Hills NEVADA Sun City Anthem Sun City Aliante Sun City Mesquite TEXAS Sun City Texas ARIZONA Sun City Grand Sun City Festival Sun City Anthem at Merrill Ranch Sun City Whetstone GEORGIA Sun City Peachtree Pennsylvania Sun City Highland Falls SOUTH CAROLINA Sun City Hilton Head Sun City Carolina Lakes ILLINOIS Sun City at Huntley Acquisition Open Today Coming Soon

Barriers to Entry Lack of market knowledge Growth restrictions General infrastructure costs Marketing expense Operation platform

Trends to Watch 30% seek urban communities 70% of 55+ prefer age restricted High-end purchaser strength

Preserving the Del Webb Brand Value Tightening community standards Perfecting customer alignment Adding new brand benefits

Illinois Active Adult Karen Brunhofer Division President

Great Retirement Cities...Chicago?? Chicago is a global business hub, with great entertainment, culture and lifestyle According to Del Webb's annual Boomer Survey, approximately 70% of retirees plan to stay within 100 miles of their current residence Close to social infrastructure: Family (kids and grand kids) Friends Clergy Doctors

We are Just Scratching the Surface of Chicago's Market Opportunity More than 8 million people live in the greater Chicago area 20% of the population, or 1.6 million people, are age 55 and older Approximately 52,000 people each year will be added to this age group Pulte's market share is less than 1/10th of a percent

21 1 2 3 4 5 6 7 8 9 10 1 2 1 2 3 4 5 6 7 8 1 5 2 3 4 7 6 8 9 10 1 2 3 NORTH CORRIDOR NORTHWEST CORRIDOR WEST CORRIDOR SOUTHWEST CORRIDOR SOUTH CORRIDOR = Sun City Huntley ~ Northwest Shopping Corridor (ACTIVE COMMUNITY) = Edgewater ~ West Shopping Corridor (ACTIVE COMMUNITY) = Shorewood Glen ~ Southwest Shopping Corridor (ACTIVE COMMUNITY) = Westhaven ~ Southwest Shopping Corridor (APPROVED COMMUNITY) = Grand Dominion ~ North Shopping Corridor (APPROVED COMMUNITY) ILLINOIS ACTIVE ADULT MARKET

Del Webb Dominates Chicago Pulte accounted for over 50% of all active adult closings in both 2004 and 2005 Tremendous brand recognition, brand value and credibility Competitors are a distant second Two developing competitive trends: Smaller scale age-targeted communities with light amenities Others attempting to lure buyers through age-targeted product offerings in traditional communities

Active Adult Can Drive Advantages During Entitlement Expedited entitlement timeframe Positive impact to schools Reduced wastewater capacity Relieves transportation stress Residents spend disposable income locally Reduction in impact fees Density Due to the advantages above, great ability to acquire A+ properties

Who Are Our Buyers? Desire to stay close to family, friends and work Approximately 85% of our buyers come from the Greater Chicago area Average age 63 29% are still employed in some capacity Interest in facilitated lifestyle 82% are year round residents

Welcome to Sun City Huntley

Sun City Huntley Largest master planned community of its kind in the Midwest The first Sun City to open in a four season climate Approximately 2,300 acres, with more than 30% (over 700 acres) being open space Planned for approximately 6,000 households To date, over 4,200 households have been closed

How Do We Deliver the Lifestyle? Unmatched clubhouse facilities World-Class 18 hole golf course State-of-the-art indoor fitness centers Indoor and outdoor pools Outdoor facilities for tennis, softball & Bocce Fifty-two charter clubs Woodshop Passive amenities Park pavilion and amphitheater

Welcome to Edgewater

The Del Webb Lifestyle on a More Intimate Scale Edgewater by Del Webb (1,015 units) Four product offerings 18,500 sq. ft. recreation facility State-of-the-art fitness center Indoor and outdoor pool Tennis, Bocce Passive amenities - walking trails, neighborhood parks

Coming Soon Grand Dominion by Del Webb Infill location in North Submarket 725+ lots Grand opening summer 2006 Westhaven by Del Webb Located in the Southwest Submarket 1,000+ lots Grand opening Fall 2006 Both communities will offer an amazing breadth of lifestyle opportunities similar to Edgewater

Tremendous Growth Opportunity '02 '03 '04 '05 '06 Goal '07 Goal Total closings 603 761 857 1030 1200 1400 # of Webb Communities 2 1 2 3 5 6

Consistent Growth in Active Adult '02 '03 '04 '05 '06 Goal '07 Goal Pulte 803 880 978 1344 1469 1762 Del Webb 603 761 857 1030 1177 1404 Del Webb has enabled us to accelerate the growth of our business Effectively doubled the size of our operation Provides diversification into a stable buyer segment Very little competition except for traditional product offerings

Jon Hardy Division President

Who was Pulte Homes in the Charlotte Metro? We Served: The classic DINK (Dual Income No Kids) The first time family buyer The second time family buyer, and The adult families, to a small degree

Opportunity to Reach an Underserved Buyer Segment We were not serving the social retiree...the "Retire to Play" person that we refer to as the Active Adult 69,000 Active Adults with the propensity to want to move to their last home, live within a 100-mile radius of Sun City Carolina Lakes The Opportunity Expand and grow our business with the fastest growing consumer group in America

The Carolinas are the most often requested locale What Did We Know?

Note: Community map not to scale

What's the big draw for Charlotte? Great combination of big city and country living Change of seasons, but milder winters Still offers great value and affordable living Strong economy, great for families and grand kids

Welcome

Fact Sheet on Carolina Lakes Land brought under control March, 2004 Time needed to entitle - 15 Months Number of home sites - up to 4,400 Price range - $160's to high $300's Expected life of the project - 7 years Limited competition

Sun City Carolina Lakes Entry

Recreation Center Front

Recreation Center Back

Sun City Carolina Lakes Registered Buyer Interest by State 2,792 26,000 Names in Lead Bank 5,106 1,960 1,731 989 859 783 776 657 446 1,205 576 475 275 224 193 21 Hawaii 16 Alaska 166 14 Canada 1 Paris 1 Puerto Rico 23 50 83 91 71 8 35 130 46 85 88 128 27 24 41 26 49 500 130 8 6 26 57 67 30 175 221

Expanding Del Webb in the Carolinas Key milestones for the future First closings - May, 2006 Key amenities completed: Walking Trails, Fishing Piers, Sidewalks, Lifestyle without Walls Model Homes open March 18th, 2006 Golf course opens November, 2006 Amenity Building opens January, 2007 Golf Clubhouse opens Summer of 2007 Additional opportunities for Del Webb in the Carolinas North Charlotte NC Mountains NC Foothills (with water) Raleigh Charleston, SC

The Del Webb Accelerant: Charlotte '04 '05 '06 fcst '07 fcst '08 fcst Pulte 527 651 700 838 900 Del Webb 0 0 218 424 900 '04 '05 '06 fcst '07 fcst '08 fcst Traditional 6.6 14 16.6 23 25 Active Adult 6.6 14 21.8 33.9 48.4 Closings Pretax Income ($ millions) Pulte Only Pulte & Webb

Break

Operational Excellence Steve Petruska Executive Vice President and COO

Operational Excellence Topic Agenda Positioning the business for growth Land acquisition strategy Achieve increasing overhead leverage Doing more. Doing it better. Doing it with less. Update on simplification What has been accomplished Lessons learned along the journey

Operational Excellence The goal of Operational Excellence is to deliver more pretax dollars Need to demonstrate economies of scale or why be big Unit volumes have reached a level where the opportunity for cost savings are too great to be ignored Having to learn as we go because no builder has ever achieved these scales

Operational Excellence: Land Investments Made to Drive Volume Growth

Webb Merger Historical Perspective: Positioning for Growth Land acquisition strategy Lengthening times needed to entitle means extending land pipeline Decision to invest in series of large multi-TCG land positions in key markets Del Webb merger changed typical community profile Webb communities are roughly 2x to 20x larger than traditional Investment to support brand introduction in numerous new markets '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Lots Under Control 50223 53736 59634 74311 81598 93113 141135 175359 256920 343418 362145

Beginning to Reap Benefits of Land Investments from Prior Years 2000 2005 2006 Target Total Closings 19,799 45,630 51,000 to 53,000 Company-wide Community Count 396 662 10% Growth Active Adult Closings 1,650 14,500 19,000 Markets with Del Webb Presence 0 20 30 # of Open Del Webb Communities 0 42 Over 60

Operational Excellence: Achieving Overhead Leverage

Achieve Increasing Overhead Leverage What has driven investment in overhead Support growth of business Strategic decision to invest in overhead, at times ahead of need Support Pulte-specific long-term business initiatives Quality Customer service Advance supply chain management People development Research and development

Beginning to Gain Leverage... '00 '01 '02 '03 '04 '05 East 365.704 482.128 664.469 820.951 973.629 1107.816 '00 '01 '02 '03 '04 '05 East 0.0895 0.0937 0.095 0.0968 0.0878 0.0771

....But We Are Just Getting Started Drive greater overhead leverage Better alignment of overheads to unit closings and market conditions - when entitlement delays impact community openings, then delay overhead spending Incrementally only 2%(net) of closing dollars are needed to sell and build the homes, the rest is ours Attacked 2006 overheads Field challenged to limit dollar increases

Q1 Q2 Q3 Q4 2002 0.190360862 0.228107809 0.251876968 0.329654361 2003 0.18 0.22 0.26 0.34 2004 0.182 0.22 0.25 0.348 2005 0.176 0.223 0.257 0.343 Inefficiency Caused By Lack of Planned Production Overstaffing

Our Most Efficient Markets Operate with Lower Overheads Common issues Limited closing volumes caused by lack of local market share Low closings per community Significant variation in product built within the market Avg. SG&A Dollars Per House Closed Top 10 Markets $18,100 Company Wide $25,300 Bottom 10 Markets $50,200

Operational Excellence: Proactive Management of House Construction

Maximize Settlement Revenues Pricing strategies Focus is on maximizing total pretax dollars Margin per house is important, but secondary to driving more dollars Field focus on return on invested capital balanced against business growth When needed, better to use price to drive asset turn Can't fall in love with the asset

Lower Direct Costs and Drive Efficiency Construction efficiency; reduce labor and material costs Simplify design, engineering, specification and build processes Better coordination of material purchases regionally and nationally Better supply chain management Further vertical integration where it makes sense (Pratte acquisition) Even Flow of home deliveries - we have to get better

Simplify Design Develop controlled product library of proven plans Plan reduction initiative 2004: approximately 2,200 floor plans in the system 2005: started year with 1,500 active floor plans 2006: began year with 1,080 active plans 2007: target working library below 1,000 plans New plans have to replace rather than add to active plans What have been some of the challenges along the way Mostly internal to the company around changing our culture Willingness to give up marginal plans Sharing plans across multiple markets and areas

Optimize Floor Plans High percentage of plan library has been value engineered Efficient use of materials and labor Material content associated with construction of the house shell (concrete, lumber package, plumbing, HVAC, etc.) Maximizes use of standard-dimension product - drywall, cabinets, flooring materials, etc. Ease of field "constructability" Activity involves Land, Architecture, Construction & Purchasing What have been some of the challenges along the way Significant volume of work Development of needed design and engineering skills; ingraining philosophy into the department Balancing risks and costs associated with value engineering plans

Offering Consumer Higher Specification Value Initiative to standardize specifications to drive lower costs and/or increased customer value Can only be done after floor plan reduction and value engineering work as it requires consistent use of standardized floor plans, material types and sizes Extensive customer research What are the key "touch points" and decision drivers What spec level is/is not acceptable for each buyer segment What trade-offs are customers willing to make

Sample SKU Reductions Achieved Category SKU Count Pre-Simplification SKU Count Post-Simplification Appliances 1,294 92 Cabinets 75 30 Flooring 2,000 200 Counter Tops 102 18 Lighting 1,400 55 Plumbing Fixtures/ Faucets 162 15

Potential to Enhance Price/Value Pulte Can Offer Customers Leveraged buy and packaging will allow customers to receive a higher quality specification level at lower costs relative to the competition Enhance overall buying experience Saves time and stress associated with coordinating myriad of option selections Customer doesn't feel they are being taken advantage of - up charged for the products they really want in the home Sales force can focus on customer service and not worry about selling options and upgrades

Planned Production - Alternative Building Processes

System	Pratte	DiVosta	Pulte Home Sciences
Area Served	AZ, NV	FL	VA, DC
Strategy	Vertical integration of house shell: concrete, plumbing, framing	Vertically integrated for entire house; 47-day build cycle	Plant-based approach to house shell: basement, floor decks, SIPs, interior walls
Recent Events	Jan '06 acquired remaining 50% of JV	Moving production into the individual markets	Continued ramp up of production
Outlook	Continue to integrate into AZ and NV operations. Potential to expand services offered or geography served	Developing capacity to serve all brands within larger communities (Wiregrass, Ave Maria, etc.) to drive greater production efficiency	Product quality is clearly superior, but costs remain too high and difficult to capture price premium with consumers. Still a work in process

Pulte Homes

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Systematic Approach to Simplification Begin first phase of plan reduction work Internal/external analysis to develop list of house components critical to the customer First phase of plan reduction work is completed 40% reduction achieved Detailed analysis of top 20 components; aligning distinct specification levels to individual TCGs Initial Specification Standardization on top 20 items. -------- Issued RFPs to manufacturers on "reduced SKU" baskets of products 2004 Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Systematic Approach to Simplification Analysis of manufacturer RFPs: Initial responses suggest savings on like-products in the range of 5% to 15% Implement multi-market community tests to gauge customer response to enhanced standard features model Complete second phase of plan reduction work: target product library below 1,000 plans Assuming successful market tests, incorporate standard specification levels into new communities as they open ------- Begin test of high distribution model in selected markets 2005 Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2006

Systematic Approach to Simplification Begin next phase of specification analysis/ reduction addressing commodity products including lumber, drywall, cement, etc. Continue rollout of specification model into new communities ------------- Begin SKU reduction work on remaining items of importance and value to the customer Advance test of select product distribution model in two markets: NIE and Tampa -------------- First closings occur that take full advantage of new specification levels Initial phase of value engineering program winds down ------------ Even Flow production plans put in place ------------- Design business software/technology support tools 2006 Planned Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Systematic Approach to Simplification Where appropriate, begin "labor only" contract negotiations -------------- Analysis and evaluation for possible expansion of distribution Expand distribution network as appropriate into additional regions -------------- Determine internal best practice on supply chain model: Pratte, DiVosta, PHS Field test of software and technology support tools in select markets ------------ Evaluate Phase 1 Specification selections to gauge market acceptance Launch technology support tools into remaining markets --------------- Should begin to demonstrate ROI reward from trades associated with Even Flow production 2007 Planned Activities Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Operational Excellence Summary Land investment has been made to support volume growth Gaining greater overhead leverage Controlling the costs inside our walls; even more critical as market conditions transition from euphoric to more "normal" Capturing economies of scale around house construction Implementing the critical actions on Pulte's side to make operations more efficient Working with the suppliers to eliminate process costs Rethinking the supply chain to better support a high- volume builder

Strength in Numbers Financial Update and Outlook February 2006

Financial Review Roger Cregg Executive Vice President and CFO

Agenda Review of financial performance Historical trends and review of 2005 accomplishments Three year financial plan Assumptions Plans

Forward Looking Statements Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic and business conditions; (2) interest rate changes and the availability of mortgage financing; (3) the relative stability of debt and equity markets; (4) competition; (5) the availability and cost of land and other raw materials used by the Company in its homebuilding operations; (6) the availability and cost of insurance covering risks associated with our business; (7) shortages and the cost of labor; (8) weather related slowdowns; (9) slow growth initiatives and/or local building moratoria; (10) governmental regulation, including the interpretation of tax, labor and environmental laws; (11) changes in consumer confidence and preferences; (12) required accounting changes; (13) terrorist acts and other acts of war; and (14) other factors over which the Company has little or no control. All forward- looking statements made are made as of the date hereof, and the risk that actual results will differ materially from expectations will increase with the passage of time. Pulte undertakes no duty to update any forward-looking statement whether as a result of new information, future events or changes in Pulte's expectations.

Long History of Strong Financial Performance

Domestic Closings '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Closings 8028 9798 11142 12445 14613 15068 16051 19569 19799 22915 28903 32693 38612 45630 CAGR 19%

Domestic Settlement Revenues '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 Revenues ($ millions) 1224.223 1400 1600 1900 2300 2500 2825 3689 4168 5146 6992 8482 11094 14370 CAGR 29%

Strong Growth in EPS '00 '01 '02 '03 '04 '05 '06 ** EPS 1.3 1.52 1.79 2.46 3.82 5.47 6 0.25 CAGR 38% Earnings Per Diluted Share from Continuing Operations

Q4 2005 - Closed Out a Record Year '01 '02 '03 '04 '05 Backlog 2.117679 2.857376 4.14719 5.2 6.301 Q4 2005 highlights: Homebuilding revenues up 28% to $5 billion Earnings from continuing operations up 28% to 2.03 per diluted share Dollar value of orders up 24% Backlog value $6.3 billion Up 12% to 17,817 homes LTM returns climb higher: ROE - 29% ROIC - 19% Repurchased $102 million of stock

Planning for the Future 2006 to 2008 Preparing for Success in a Changing Environment

Our Working Assumptions for Planning Include: Macro-economic environment similar to 2005 Federal Reserve continues measured increase in interest rates driving upward bias in mortgage rates Strong economy continues to drive incremental gains in employment and consumer confidence Increased community count is the driver for higher sales Expanding community size allows for modest expansion in sales pace relative to growth in community count Del Webb community openings expected to accelerate in 2006 Needed land is in our pipeline, but entitlement and development bottleneck can delay openings Focus on organic growth; no acquisitions assumed Continue to maintain debt-to-capitalization at 40% or below

Our Working Assumptions for Planning Include: Material prices are stable Current prices have been factored into our estimates of future development and house costs Can't forecast direction of commodity prices, so major changes can impact results...positively and negatively Do not assume increases in the average selling price of homes ASP impacted by shift in product and geographic mix Shift toward incrementally more closings from the Southeast and Central regions Adequate availability of materials and labor SG&A leverage gained with market volume growth Taking a more balanced approach toward investing in the business

Additional Assumptions Given Expectations for More Challenging Business Conditions Demand side We don't plan for, but none the less have benefited from, significant price appreciation in key markets. No expectations that this will continue National price appreciation drops back to historical trend Some markets/communities experience flat pricing Incentives at the market/community-level become more common Builders don't all respond the same way Markets that have experienced significant price appreciation likely see sales pace slow until affordability and/or supply issues get worked out Real estate investor (a.k.a flipper) influence on sales price and pace continues to wane May become a short-term negative if resale creates oversupply

Additional Assumptions Given Expectations for More Challenging Business Conditions Supply side Land entitlement and development remains a bottleneck Positive and negative implications Across most markets, the cost of new land will at best be flat, and likely will move higher Key is per lot cost, not per acre Densities will increase Find in-fill pieces and positions in surrounding markets to solve for affordability Joint ventures among builders will become more common as land pieces get bigger and more expensive

Beyond the Standard Assumptions as Business Gets More Challenging House/Development Costs Global economy drives commodity costs especially with oil, cement, copper and steel products Supply agreements provide significant, but not unlimited protection Budgets based on known costs Katrina impact still being seen in prices of many oil-based products and supply of other materials Labor remains tight in certain areas of the country as builders work off long backlogs Build times have been extended in several key markets in Arizona and Florida If the industry does experience a slow down in sales pace, availability and costs should improve

Given all the assumptions and areas of challenge, what are Pulte's expectations for the next 3 years?

Expanding Presence in Existing Markets 2005 2006* Range 2007* Range 2008* Range East 662 662 728 800 West 66 73 80 *Ranges assume Pulte achieves its targets for annual growth in communities. Note: Entitlement delays is a risk factor, as municipal approvals are taking longer and are less certain. 662 700 to 750 725 to 800 800 to 900 * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Capturing Increased Market Share 2003 2004 2005 2006* Range 2007* Range 2008* Range Homes 32693 38612 45630 51000 55000 60000 2000 3000 4000 *Ranges assume Pulte achieves its targets for unit growth in deliveries. Note: Entitlement delays, construction bottlenecks and/or changes in demand are all significant risks to achieving the growth portrayed. 45,630 51,000 to 53,000 60,000 to 64,000 55,000 to 58,000 * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

*Ranges assume Pulte achieves its targets for unit growth in deliveries as revenue growth is driven by higher volumes. Price appreciation not assumed. Opportunity to Reach $20 Billion 2005 2006* Range 2007* Range 2008* Range East 14.4 17 18 20 1 1 1 $14.4 $17 to $18 $18 to $19 $20 to $21 * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Pretax Margin Gains Driven By Overhead Leverage 2005 2006* Range 2007*Range 2008* Range East 0.158 0.15 0.15 0.15 0.005 0.005 0.005 *Ranges assume Pulte achieves its targets in the areas of gross margin and increased leverage on SG&A costs. Target Pretax Margin Range * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Targeting 10% to 15% EPS Growth 2005 2006* Range 2007* Range 2008* Range EPS 5.47 6 6.6 7.25 range 0.25 0.6 1 ** Company Guidance for 2006 Earnings from Continuing Operations of $6.00 to $6.25 Per Diluted Share $6.00 to $6.25 $5.47 $6.60 to $7.20 $7.25 to $8.25 * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Land Investment for 2006 Based on current budget: $4.5 billion for replacement Investment to replenish lots used during the current year Rule of thumb for Pulte: cost of land plus associated development equates to roughly 25% of settlement revenues Targeting $2.0 billion incremental investment $1.0 billion for development $1.0 billion additional land purchases Fully invested, but maintaining debt-to-cap at 40% or lower Will be balanced against alternative investments: share repurchase, M&A, dividend, debt reduction

Running a Balanced Business Continue to identify investments that support market share gains, while generating acceptable returns Field incentive compensation based on pretax return on invested capital Must exceed 21% annual return to get paid Economic Profit driven Growth of pretax income Return on capital Drives land investment strategies and tactics No incentive for managers to be overly optimistic in project assumptions or to over bid for land

Strong Returns on Equity * Potential for higher returns assume operating and financial plans are achieved. 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006* Range 2007* Range 2008* Range ROE 0.0643 0.1178 0.1769 0.1658 0.181 0.1818 0.2058 0.2535 0.2888 0.25 0.25 0.25 0.05 0.05 0.05 After Tax Return on Average Equity * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Three Year Potential 2005 2008 Potential Deliveries 45,630 60,000 to 64,000 Homebuilding Revenues $14.4 billion $20 billion to $21 billion Homebuilding Pretax Margin 15.8% 15.5% to 16% Earnings Per Share from Continuing Operations $5.47 $7.25 to $8.25 Yearend Community Count 662 900 +/- Return on Equity 28.9% 22% or better Debt to Cap 36.2% 40% or lower * Ranges based on current management estimates as of the Feb. 21, 2006 date of this presentation

Maintain Solid Financial Foundation 2005 2006 Potential 2007 Potential 2008 Potential Debt ($ billions) $3.4 $3.4 $3.4 $3.4 Equity ($ billions) $6.0 $7.4 $9.0 $10.8 Debt to Cap 36% 32% 27% 24% Book Value Per Share $23 $29 $35 $42 * Numbers based on current management estimates as of the Feb. 21, 2006 date of this presentation

Summary The fundamentals don't change: Disciplined investment practices that capitalize on, but never sacrifice, Pulte's balance sheet Balanced approach to running the business with the goal of creating long-term shareholder value Emphasize consistent investment in the business You can't time the cycles, so prepare for success, but be ready to adjust to changes in market condition

Questions and Answers

Closing Comments Differentiating Pulte Homes Diversity: geographic and customer segment Leadership with Del Webb brand Focus on operational excellence Capturing economies of scale Simplification SG&A leverage Quality People development Financial discipline Running the business for the long term Positioned to expand market share and sustain growth Experienced team prepared to respond appropriately to changing market conditions